                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

         The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-3 (or any other appropriate form) relating to the registration of shares of the Company's Common Stock, $1.00 par value per share, in connection with the Company's Convertible Participating Serial Preferred Stock, without par value, issued to The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints J.M. Scaminace, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.

Date:   October 20, 2003              /s/  C.M. Connor
      -------------------------     --------------------------------------------
                                           C.M. Connor
                                           Chairman and Chief Executive Officer,
                                           Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

         The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-3 (or any other appropriate form) relating to the registration of shares of the Company's Common Stock, $1.00 par value per share, in connection with the Company's Convertible Participating Serial Preferred Stock, without par value, issued to The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.

Date:   October 20, 2003              /s/ J.M. Scaminace
      -------------------------     --------------------------------------------
                                          J.M. Scaminace
                                          President and Chief Operating Officer,
                                          Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

         The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-3 (or any other appropriate form) relating to the registration of shares of the Company's Common Stock, $1.00 par value per share, in connection with the Company's Convertible Participating Serial Preferred Stock, without par value, issued to The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints C.M. Connor, J.M. Scaminace and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.

Date:    October 20, 2003                 /s/  S.P. Hennessy
       -------------------------        ----------------------------------------
                                               S.P. Hennessy
                                               Senior Vice President - Finance
                                               and Chief Financial Officer

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

         The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-3 (or any other appropriate form) relating to the registration of shares of the Company's Common Stock, $1.00 par value per share, in connection with the Company's Convertible Participating Serial Preferred Stock, without par value, issued to The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.

Date:    October 20, 2003                /s/ J.L. Ault
       -------------------------       -----------------------------------------
                                             J.L. Ault
                                             Vice President-Corporate Controller

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-3 (or any other appropriate form) relating to the registration of shares of the Company's Common Stock, $1.00 par value per share, in connection with the Company's Convertible Participating Serial Preferred Stock, without par value, issued to The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.

Date:    October 17, 2003                     /s/  J.C. Boland
       -----------------------------        ------------------------------------
                                                   J.C. Boland
                                                   Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-3 (or any other appropriate form) relating to the registration of shares of the Company's Common Stock, $1.00 par value per share, in connection with the Company's Convertible Participating Serial Preferred Stock, without par value, issued to The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.

Date:    October 16, 2003                     /s/  J.G. Breen
       -----------------------------        ------------------------------------
                                                   J.G. Breen
                                                   Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-3 (or any other appropriate form) relating to the registration of shares of the Company's Common Stock, $1.00 par value per share, in connection with the Company's Convertible Participating Serial Preferred Stock, without par value, issued to The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.

Date:    October 20, 2003                     /s/  D.E. Collins
       -----------------------------        ------------------------------------
                                                   D.E. Collins
                                                   Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-3 (or any other appropriate form) relating to the registration of shares of the Company's Common Stock, $1.00 par value per share, in connection with the Company's Convertible Participating Serial Preferred Stock, without par value, issued to The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.

Date:    October 17, 2003                     /s/  D.E. Evans
       -----------------------------        ------------------------------------
                                                   D.E. Evans
                                                   Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-3 (or any other appropriate form) relating to the registration of shares of the Company's Common Stock, $1.00 par value per share, in connection with the Company's Convertible Participating Serial Preferred Stock, without par value, issued to The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.

Date:    October 19, 2003                     /s/  S.J. Kropf
       -----------------------------        ------------------------------------
                                                   S.J. Kropf
                                                   Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-3 (or any other appropriate form) relating to the registration of shares of the Company's Common Stock, $1.00 par value per share, in connection with the Company's Convertible Participating Serial Preferred Stock, without par value, issued to The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.

Date:    October 17, 2003                     /s/  R.W. Mahoney
       -----------------------------        ------------------------------------
                                                   R.W. Mahoney
                                                   Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-3 (or any other appropriate form) relating to the registration of shares of the Company's Common Stock, $1.00 par value per share, in connection with the Company's Convertible Participating Serial Preferred Stock, without par value, issued to The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.

Date:    October 20, 2003                     /s/  G.E. McCullough
       -----------------------------        ------------------------------------
                                                   G.E. McCullough
                                                   Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-3 (or any other appropriate form) relating to the registration of shares of the Company's Common Stock, $1.00 par value per share, in connection with the Company's Convertible Participating Serial Preferred Stock, without par value, issued to The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.

Date:    October 17, 2003                     /s/  A.M. Mixon, III
       -----------------------------        ------------------------------------
                                                   A.M. Mixon, III
                                                   Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-3 (or any other appropriate form) relating to the registration of shares of the Company's Common Stock, $1.00 par value per share, in connection with the Company's Convertible Participating Serial Preferred Stock, without par value, issued to The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.

Date:    October 20, 2003                     /s/  C.E. Moll
       -----------------------------        ------------------------------------
                                                   C.E. Moll
                                                   Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-3 (or any other appropriate form) relating to the registration of shares of the Company's Common Stock, $1.00 par value per share, in connection with the Company's Convertible Participating Serial Preferred Stock, without par value, issued to The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.

Date:    October 27, 2003                     /s/  R.K. Smucker
       -----------------------------        ------------------------------------
                                                   R.K. Smucker
                                                   Director